EXHIBIT 99.20

                       Prepay Penalties                                      GS Prepay Curves for loans w/o prepay penalties
---------------------------------------------------------------      ---------------------------------------------------------------
       CPR                    CPR                    CPR                    CPR                    CPR                    CPR
-----------------      -----------------      -----------------      -----------------      -----------------      -----------------
Month       2/28       Month       3/27       Month       Fixed      Month       228.0      Month         327      Month        FRM
-----       -----      -----       -----      -----       -----      -----       -----      -----       -----      -----       -----
    1        10.0          1        10.0          1         3.0          1           5          1           5          1           5
    2        12.0          2        12.0          2         5.0          2        7.27          2        7.27          2        6.82
    3        13.0          3        13.0          3         7.0          3        9.55          3        9.55          3        8.64
    4        14.0          4        14.0          4         9.0          4       11.82          4       11.82          4       10.45
    5        15.0          5        15.0          5        11.0          5       14.09          5       14.09          5       12.27
    6        18.0          6        18.0          6        13.0          6       16.36          6       16.36          6       14.09
    7        20.0          7        20.0          7        15.0          7       18.64          7       18.64          7       15.91
    8        22.0          8        22.0          8        17.0          8       20.91          8       20.91          8       17.73
    9        23.0          9        23.0          9        19.0          9       23.18          9       23.18          9       19.55
   10        25.0         10        25.0         10        21.0         10       25.45         10       25.45         10       21.36
   11        30.0         11        30.0         11        23.0         11       27.73         11       27.73         11       23.18
   12        30.0         12        30.0         12        23.0         12          30         12          30         12          25
   13        30.0         13        30.0         13        23.0         13          30         13          30         13          25
   14        40.0         14        30.0         14        23.0         14          30         14          30         14          25
   15        40.0         15        30.0         15        23.0         15          30         15          30         15          25
   16        40.0         16        30.0         16        23.0         16          30         16          30         16          25
   17        40.0         17        30.0         17        23.0         17          30         17          30         17          25
   18        40.0         18        30.0         18        23.0         18          30         18          30         18          25
   19        40.0         19        40.0         19        23.0         19          30         19          30         19          25
   20        60.0         20        40.0         20        23.0         20          30         20          30         20          25
   21        60.0         21        40.0         21        23.0         21          30         21          30         21          25
   22        60.0         22        40.0         22        23.0         22          30         22          30         22          25
   23        70.0         23        40.0         23        23.0         23          30         23          30         23          25
   24        70.0         24        40.0         24        23.0         24          30         24          30         24          25
   25        70.0         25        40.0         25        23.0         25          65         25          30         25          25
   26        70.0         26        40.0         26        23.0         26          65         26          30         26          25
   27        70.0         27        60.0         27        23.0         27          65         27          30         27          25
   28        70.0         28        60.0         28        23.0         28          65         28          30         28          25
   29        50.0         29        60.0         29        23.0         29          65         29          30         29          25
   30        50.0         30        60.0         30        23.0         30          65         30          30         30          25
   31        50.0         31        60.0         31        23.0         31          40         31          30         31          25
   32        50.0         32        60.0         32        23.0         32          40         32          30         32          25
   33        50.0         33        60.0         33        23.0         33          40         33          30         33          25
   34        50.0         34        70.0         34        23.0         34          40         34          30         34          25
   35        40.0         35        70.0         35        23.0         35          40         35          30         35          25
   36        40.0         36        70.0         36        23.0         36          40         36          30         36          25
   37        40.0         37        70.0         37        23.0         37          40         37          65         37          25
   38        30.0         38        70.0         38        23.0         38          40         38          65         38          25
   39        30.0         39        70.0         39        23.0         39          40         39          65         39          25
   40        30.0         40        50.0         40        23.0         40          40         40          65         40          25
   41        30.0         41        50.0         41        23.0         41          40         41          65         41          25
   42        30.0         42        50.0         42        23.0         42          40         42          65         42          25
   43        30.0         43        50.0         43        23.0         43          40         43          40         43          25
   44        30.0         44        50.0         44        23.0         44          40         44          40         44          25
   45        30.0         45        50.0         45        23.0         45          40         45          40         45          25
   46        30.0         46        40.0         46        23.0         46          40         46          40         46          25
   47        30.0         47        40.0         47        23.0         47          40         47          40         47          25
   48        30.0         48        40.0         48        23.0         48          40         48          40         48          25
   49        30.0         49        30.0         49        23.0         49          40         49          40         49          25
   50        30.0         50        30.0         50        23.0         50          40         50          40         50          25
   51        30.0         51        30.0         51        23.0         51          40         51          40         51          25
   52        30.0         52        30.0         52        23.0         52          40         52          40         52          25
   53+       30.0         53+       30.0         53+       23.0         53+         40         53+         40         53+         25

                 Fwd Libor              Fwd + 200 immediate      Fwd + 200 delay
            --------------------        --------------------     ---------------
mth         1 mth          6mth         1 mth          6mth      1 mth      6mth
---         ------        ------        ------        ------     ---------------
  1         1.1100        1.1965        3.1100        3.1965          1.1100
  2         1.1296        1.2442        3.1296        3.2442          1.1296
  3         1.1753        1.3059        3.1753        3.3059          1.1753
  4         1.1916        1.3772        3.1916        3.3772          1.1916
  5         1.2400        1.4630        3.2400        3.4630          1.2400
  6         1.3202        1.5687        3.3202        3.5687          3.3202
  7         1.3882        1.6753        3.3882        3.6753          3.3882
  8         1.4950        1.8036        3.4950        3.8036          3.4950
  9         1.6074        1.9288        3.6074        3.9288          3.6074
 10         1.7094        2.0547        3.7094        4.0547          3.7094
 11         1.8429        2.1926        3.8429        4.1926          3.8429
 12         1.9852        2.3358        3.9852        4.3358          3.9852
 13         2.1227        2.4694        4.1227        4.4694          4.1227
 14         2.2602        2.6146        4.2602        4.6146          4.2602
 15         2.3908        2.7442        4.3908        4.7442          4.3908
 16         2.5231        2.8666        4.5231        4.8666          4.5231
 17         2.6603        2.9909        4.6603        4.9909          4.6603
 18         2.7994        3.1033        4.7994        5.1033          4.7994
 19         2.9319        3.2091        4.9319        5.2091          4.9319
 20         3.0439        3.3138        5.0439        5.3138          5.0439
 21         3.1394        3.4054        5.1394        5.4054          5.1394
 22         3.2428        3.4934        5.2428        5.4934          5.2428
 23         3.3398        3.5812        5.3398        5.5812          5.3398
 24         3.4364        3.6599        5.4364        5.6599          5.4364
 25         3.5360        3.7361        5.5360        5.7361          5.5360
 26         3.6072        3.8123        5.6072        5.8123          5.6072
 27         3.6653        3.8778        5.6653        5.8778          5.6653
 28         3.7394        3.9465        5.7394        5.9465          5.7394
 29         3.8132        4.0151        5.8132        6.0151          5.8132
 30         3.8836        4.0777        5.8836        6.0777          5.8836
 31         3.9539        4.1389        5.9539        6.1389          5.9539
 32         4.0185        4.2016        6.0185        6.2016          6.0185
 33         4.0781        4.2589        6.0781        6.2589          6.0781
 34         4.1379        4.3220        6.1379        6.3220          6.1379
 35         4.1925        4.3893        6.1925        6.3893          6.1925
 36         4.2445        4.4511        6.2445        6.4511          6.2445
 37         4.3084        4.5168        6.3084        6.5168          6.3084
 38         4.3782        4.5834        6.3782        6.5834          6.3782
 39         4.4459        4.6411        6.4459        6.6411          6.4459
 40         4.5134        4.6972        6.5134        6.6972          6.5134
 41         4.5737        4.7519        6.5737        6.7519          6.5737
 42         4.6292        4.7977        6.6292        6.7977          6.6292
 43         4.6839        4.8439        6.6839        6.8439          6.6839
 44         4.7333        4.8861        6.7333        6.8861          6.7333
 45         4.7778        4.9296        6.7778        6.9296          6.7778
 46         4.8203        4.9798        6.8203        6.9798          6.8203
 47         4.8565        5.0265        6.8565        7.0265          6.8565
 48         4.8915        5.0771        6.8915        7.0771          6.8915
 49         4.9384        5.1321        6.9384        7.1321          6.9384
 50         4.9985        5.1792        6.9985        7.1792          6.9985
 51         5.0582        5.2228        7.0582        7.2228          7.0582
 52         5.1080        5.2627        7.1080        7.2627          7.1080
 53         5.1533        5.2926        7.1533        7.2926          7.1533
 54         5.1949        5.3182        7.1949        7.3182          7.1949
 55         5.2278        5.3384        7.2278        7.3384          7.2278
 56         5.2563        5.3553        7.2563        7.3553          7.2563
 57         5.2796        5.3698        7.2796        7.3698          7.2796
 58         5.2949        5.3882        7.2949        7.3882          7.2949
 59         5.3055        5.4047        7.3055        7.4047          7.3055
 60         5.3107        5.4253        7.3107        7.4253          7.3107
 61         5.3253        5.4486        7.3253        7.4486          7.3253
 62         5.3503        5.4721        7.3503        7.4721          7.3503
 63         5.3778        5.4964        7.3778        7.4964          7.3778
 64         5.3999        5.5160        7.3999        7.5160          7.3999
 65         5.4230        5.5352        7.4230        7.5352          7.4230
 66         5.4446        5.5541        7.4446        7.5541          7.4446
 67         5.4638        5.5694        7.4638        7.5694          7.4638
 68         5.4839        5.5856        7.4839        7.5856          7.4839
 69         5.4992        5.5993        7.4992        7.5993          7.4992
 70         5.5143        5.6163        7.5143        7.6163          7.5143
 71         5.5292        5.6328        7.5292        7.6328          7.5292
 72         5.5402        5.6518        7.5402        7.6518          7.5402
 73         5.5568        5.6683        7.5568        7.6683          7.5568
 74         5.5746        5.6865        7.5746        7.6865          7.5746
 75         5.5942        5.7049        7.5942        7.7049          7.5942
 76         5.6118        5.7199        7.6118        7.7199          7.6118
 77         5.6307        5.7354        7.6307        7.7354          7.6307
 78         5.6447        5.7494        7.6447        7.7494          7.6447
 79         5.6607        5.7629        7.6607        7.7629          7.6607
 80         5.6759        5.7770        7.6759        7.7770          7.6759
 81         5.6880        5.7872        7.6880        7.7872          7.6880
 82         5.7011        5.7988        7.7011        7.7988          7.7011
 83         5.7129        5.8106        7.7129        7.8106          7.7129
 84         5.7230        5.8242        7.7230        7.8242          7.7230
 85         5.7360        5.8366        7.7360        7.8366          7.7360
 86         5.7463        5.8501        7.7463        7.8501          7.7463
 87         5.7589        5.8653        7.7589        7.8653          7.7589
 88         5.7722        5.8798        7.7722        7.8798          7.7722
 89         5.7870        5.8967        7.7870        7.8967          7.7870
 90         5.7996        5.9097        7.7996        7.9097          7.7996
 91         5.8147        5.9261        7.8147        7.9261          7.8147
 92         5.8297        5.9433        7.8297        7.9433          7.8297
 93         5.8443        5.9581        7.8443        7.9581          7.8443
 94         5.8617        5.9758        7.8617        7.9758          7.8617
 95         5.8751        5.9938        7.8751        7.9938          7.8751
 96         5.8922        6.0104        7.8922        8.0104          7.8922
 97         5.9109        6.0269        7.9109        8.0269          7.9109
 98         5.9269        6.0440        7.9269        8.0440          7.9269
 99         5.9451        6.0595        7.9451        8.0595          7.9451
100         5.9624        6.0734        7.9624        8.0734          7.9624
101         5.9764        6.0874        7.9764        8.0874          7.9764
102         5.9908        6.0991        7.9908        8.0991          7.9908
103         6.0056        6.1124        8.0056        8.1124          8.0056
104         6.0173        6.1221        8.0173        8.1221          8.0173
105         6.0287        6.1323        8.0287        8.1323          8.0287
106         6.0405        6.1452        8.0405        8.1452          8.0405
107         6.0487        6.1580        8.0487        8.1580          8.0487
108         6.0596        6.1714        8.0596        8.1714          8.0596
109         6.0702        6.1839        8.0702        8.1839          8.0702
110         6.0851        6.1977        8.0851        8.1977          8.0851
111         6.1012        6.2103        8.1012        8.2103          8.1012
112         6.1149        6.2217        8.1149        8.2217          8.1149
113         6.1263        6.2281        8.1263        8.2281          8.1263
114         6.1366        6.2347        8.1366        8.2347          8.1366
115         6.1460        6.2410        8.1460        8.2410          8.1460
116         6.1534        6.2445        8.1534        8.2445          8.1534
117         6.1605        6.2464        8.1605        8.2464          8.1605
118         6.1621        6.2502        8.1621        8.2502          8.1621
119         6.1656        6.2537        8.1656        8.2537          8.1656
120         6.1678        6.2585        8.1678        8.2585          8.1678
121         6.1692        6.2640        8.1692        8.2640          8.1692
122         6.1729        6.2691        8.1729        8.2691          8.1729
123         6.1809        6.2768        8.1809        8.2768          8.1809
124         6.1838        6.2831        8.1838        8.2831          8.1838
125         6.1911        6.2900        8.1911        8.2900          8.1911
126         6.1980        6.2966        8.1980        8.2966          8.1980
127         6.2029        6.3037        8.2029        8.3037          8.2029
128         6.2106        6.3121        8.2106        8.3121          8.2106
129         6.2184        6.3174        8.2184        8.3174          8.2184
130         6.2242        6.3249        8.2242        8.3249          8.2242
131         6.2321        6.3315        8.2321        8.3315          8.2321
132         6.2406        6.3390        8.2406        8.3390          8.2406
133         6.2474        6.3460        8.2474        8.3460          8.2474
134         6.2512        6.3526        8.2512        8.3526          8.2512
135         6.2595        6.3632        8.2595        8.3632          8.2595
136         6.2645        6.3698        8.2645        8.3698          8.2645
137         6.2728        6.3790        8.2728        8.3790          8.2728
138         6.2807        6.3893        8.2807        8.3893          8.2807
139         6.2885        6.3980        8.2885        8.3980          8.2885
140         6.2994        6.4091        8.2994        8.4091          8.2994
141         6.3068        6.4197        8.3068        8.4197          8.3068
142         6.3170        6.4305        8.3170        8.4305          8.3170
143         6.3289        6.4418        8.3289        8.4418          8.3289
144         6.3383        6.4537        8.3383        8.4537          8.3383
145         6.3512        6.4641        8.3512        8.4641          8.3512
146         6.3633        6.4746        8.3633        8.4746          8.3633
147         6.3731        6.4843        8.3731        8.4843          8.3731
148         6.3837        6.4934        8.3837        8.4934          8.3837
149         6.3947        6.5035        8.3947        8.5035          8.3947
150         6.4020        6.5084        8.4020        8.5084          8.4020
151         6.4112        6.5160        8.4112        8.5160          8.4112
152         6.4188        6.5235        8.4188        8.5235          8.4188
153         6.4250        6.5290        8.4250        8.5290          8.4250
154         6.4329        6.5371        8.4329        8.5371          8.4329
155         6.4353        6.5444        8.4353        8.5444          8.4353
156         6.4414        6.5549        8.4414        8.5549          8.4414
157         6.4513        6.5635        8.4513        8.5635          8.4513
158         6.4615        6.5727        8.4615        8.5727          8.4615
159         6.4729        6.5790        8.4729        8.5790          8.4729
160         6.4817        6.5831        8.4817        8.5831          8.4817
161         6.4893        6.5865        8.4893        8.5865          8.4893
162         6.4938        6.5855        8.4938        8.5855          8.4938
163         6.4988        6.5844        8.4988        8.5844          8.4988
164         6.4976        6.5803        8.4976        8.5803          8.4976
165         6.4974        6.5773        8.4974        8.5773          8.4974
166         6.4958        6.5757        8.4958        8.5757          8.4958
167         6.4894        6.5739        8.4894        8.5739          8.4894
168         6.4841        6.5729        8.4841        8.5729          8.4841
169         6.4816        6.5722        8.4816        8.5722          8.4816
170         6.4820        6.5726        8.4820        8.5726          8.4820
171         6.4850        6.5726        8.4850        8.5726          8.4850
172         6.4860        6.5699        8.4860        8.5699          8.4860
173         6.4836        6.5666        8.4836        8.5666          8.4836
174         6.4826        6.5627        8.4826        8.5627          8.4826
175         6.4812        6.5591        8.4812        8.5591          8.4812
176         6.4764        6.5518        8.4764        8.5518          8.4764
177         6.4720        6.5456        8.4720        8.5456          8.4720
178         6.4676        6.5414        8.4676        8.5414          8.4676
179         6.4594        6.5365        8.4594        8.5365          8.4594
180         6.4542        6.5337        8.4542        8.5337          8.4542
181         6.4468        6.5293        8.4468        8.5293          8.4468
182         6.4447        6.5285        8.4447        8.5285          8.4447
183         6.4447        6.5280        8.4447        8.5280          8.4447
184         6.4427        6.5266        8.4427        8.5266          8.4427
185         6.4400        6.5224        8.4400        8.5224          8.4400
186         6.4378        6.5197        8.4378        8.5197          8.4378
187         6.4359        6.5178        8.4359        8.5178          8.4359
188         6.4333        6.5141        8.4333        8.5141          8.4333
189         6.4315        6.5098        8.4315        8.5098          8.4315
190         6.4257        6.5055        8.4257        8.5055          8.4257
191         6.4239        6.5027        8.4239        8.5027          8.4239
192         6.4217        6.4995        8.4217        8.4995          8.4217
193         6.4170        6.4948        8.4170        8.4948          8.4170
194         6.4130        6.4907        8.4130        8.4907          8.4130
195         6.4109        6.4886        8.4109        8.4886          8.4109
196         6.4052        6.4824        8.4052        8.4824          8.4052
197         6.4023        6.4784        8.4023        8.4784          8.4023
198         6.3980        6.4740        8.3980        8.4740          8.3980
199         6.3930        6.4679        8.3930        8.4679          8.3930
200         6.3899        6.4633        8.3899        8.4633          8.3899
201         6.3827        6.4551        8.3827        8.4551          8.3827
202         6.3785        6.4508        8.3785        8.4508          8.3785
203         6.3744        6.4452        8.3744        8.4452          8.3744
204         6.3674        6.4396        8.3674        8.4396          8.3674
205         6.3632        6.4333        8.3632        8.4333          8.3632
206         6.3560        6.4270        8.3560        8.4270          8.3560
207         6.3521        6.4230        8.3521        8.4230          8.3521
208         6.3456        6.4154        8.3456        8.4154          8.3456
209         6.3410        6.4093        8.3410        8.4093          8.3410
210         6.3319        6.4009        8.3319        8.4009          8.3319
211         6.3273        6.3953        8.3273        8.3953          8.3273
212         6.3210        6.3888        8.3210        8.3888          8.3210
213         6.3125        6.3793        8.3125        8.3793          8.3125
214         6.3068        6.3721        8.3068        8.3721          8.3068
215         6.2995        6.3638        8.2995        8.3638          8.2995
216         6.2917        6.3562        8.2917        8.3562          8.2917
217         6.2856        6.3478        8.2856        8.3478          8.2856
218         6.2752        6.3380        8.2752        8.3380          8.2752
219         6.2685        6.3315        8.2685        8.3315          8.2685
220         6.2613        6.3237        8.2613        8.3237          8.2613
221         6.2541        6.3163        8.2541        8.3163          8.2541
222         6.2442        6.3053        8.2442        8.3053          8.2442
223         6.2370        6.2974        8.2370        8.2974          8.2370
224         6.2282        6.2883        8.2282        8.2883          8.2282
225         6.2188        6.2775        8.2188        8.2775          8.2188
226         6.2112        6.2681        8.2112        8.2681          8.2112
227         6.1994        6.2563        8.1994        8.2563          8.1994
228         6.1919        6.2483        8.1919        8.2483          8.1919
229         6.1827        6.2376        8.1827        8.2376          8.1827
230         6.1711        6.2271        8.1711        8.2271          8.1711
231         6.1628        6.2178        8.1628        8.2178          8.1628
232         6.1530        6.2073        8.1530        8.2073          8.1530
233         6.1434        6.1974        8.1434        8.1974          8.1434
234         6.1326        6.1855        8.1326        8.1855          8.1326
235         6.1233        6.1748        8.1233        8.1748          8.1233
236         6.1104        6.1618        8.1104        8.1618          8.1104
237         6.1005        6.1507        8.1005        8.1507          8.1005
238         6.0903        6.1392        8.0903        8.1392          8.0903
239         6.0776        6.1262        8.0776        8.1262          8.0776
240         6.0675        6.1149        8.0675        8.1149          8.0675
241         6.0554        6.1021        8.0554        8.1021          8.0554
242         6.0422        6.0898        8.0422        8.0898          8.0422
243         6.0313        6.0790        8.0313        8.0790          8.0313
244         6.0192        6.0677        8.0192        8.0677          8.0192
245         6.0069        6.0550        8.0069        8.0550          8.0069
246         5.9955        6.0438        7.9955        8.0438          7.9955
247         5.9846        6.0334        7.9846        8.0334          7.9846
248         5.9733        6.0219        7.9733        8.0219          7.9733
249         5.9627        6.0100        7.9627        8.0100          7.9627
250         5.9494        5.9985        7.9494        7.9985          7.9494
251         5.9403        5.9890        7.9403        7.9890          7.9403
252         5.9307        5.9793        7.9307        7.9793          7.9307
253         5.9193        5.9688        7.9193        7.9688          7.9193
254         5.9088        5.9588        7.9088        7.9588          7.9088
255         5.9014        5.9510        7.9014        7.9510          7.9014
256         5.8893        5.9404        7.8893        7.9404          7.8893
257         5.8815        5.9323        7.8815        7.9323          7.8815
258         5.8724        5.9227        7.8724        7.9227          7.8724
259         5.8619        5.9131        7.8619        7.9131          7.8619
260         5.8541        5.9056        7.8541        7.9056          7.8541
261         5.8455        5.8959        7.8455        7.8959          7.8455
262         5.8356        5.8873        7.8356        7.8873          7.8356
263         5.8280        5.8796        7.8280        7.8796          7.8280
264         5.8203        5.8722        7.8203        7.8722          7.8203
265         5.8122        5.8644        7.8122        7.8644          7.8122
266         5.8033        5.8564        7.8033        7.8564          7.8033
267         5.7977        5.8515        7.7977        7.8515          7.7977
268         5.7888        5.8426        7.7888        7.8426          7.7888
269         5.7827        5.8368        7.7827        7.8368          7.7827
270         5.7755        5.8303        7.7755        7.8303          7.7755
271         5.7682        5.8230        7.7682        7.8230          7.7682
272         5.7628        5.8171        7.7628        7.8171          7.7628
273         5.7540        5.8087        7.7540        7.8087          7.7540
274         5.7493        5.8043        7.7493        7.8043          7.7493
275         5.7435        5.7981        7.7435        7.7981          7.7435
276         5.7363        5.7927        7.7363        7.7927          7.7363
277         5.7316        5.7872        7.7316        7.7872          7.7316
278         5.7249        5.7820        7.7249        7.7820          7.7249
279         5.7211        5.7789        7.7211        7.7789          7.7211
280         5.7155        5.7733        7.7155        7.7733          7.7155
281         5.7117        5.7692        7.7117        7.7692          7.7117
282         5.7047        5.7637        7.7047        7.7637          7.7047
283         5.7017        5.7606        7.7017        7.7606          7.7017
284         5.6976        5.7573        7.6976        7.7573          7.6976
285         5.6921        5.7518        7.6921        7.7518          7.6921
286         5.6890        5.7487        7.6890        7.7487          7.6890
287         5.6852        5.7449        7.6852        7.7449          7.6852
288         5.6811        5.7416        7.6811        7.7416          7.6811
289         5.6789        5.7386        7.6789        7.7386          7.6789
290         5.6735        5.7356        7.6735        7.7356          7.6735
291         5.6715        5.7336        7.6715        7.7336          7.6715
292         5.6686        5.7312        7.6686        7.7312          7.6686
293         5.6664        5.7298        7.6664        7.7298          7.6664
294         5.6635        5.7269        7.6635        7.7269          7.6635
295         5.6625        5.7255        7.6625        7.7255          7.6625
296         5.6586        5.7221        7.6586        7.7221          7.6586
297         5.6572        5.7184        7.6572        7.7184          7.6572
298         5.6563        5.7141        7.6563        7.7141          7.6563
299         5.6534        5.7079        7.6534        7.7079          7.6534
300         5.6530        5.7012        7.6530        7.7012          7.6530
301         5.6477        5.6925        7.6477        7.6925          7.6477
302         5.6377        5.6839        7.6377        7.6839          7.6377
303         5.6305        5.6767        7.6305        7.6767          7.6305
304         5.6220        5.6679        7.6220        7.6679          7.6220
305         5.6122        5.6590        7.6122        7.6590          7.6122
306         5.6046        5.6517        7.6046        7.6517          7.6046
307         5.5973        5.6450        7.5973        7.6450          7.5973
308         5.5884        5.6361        7.5884        7.6361          7.5884
309         5.5808        5.6282        7.5808        7.6282          7.5808
310         5.5738        5.6214        7.5738        7.6214          7.5738
311         5.5660        5.6143        7.5660        7.6143          7.5660
312         5.5600        5.6076        7.5600        7.6076          7.5600
313         5.5512        5.5995        7.5512        7.5995          7.5512
314         5.5445        5.5940        7.5445        7.5940          7.5445
315         5.5394        5.5893        7.5394        7.5893          7.5394
316         5.5329        5.5835        7.5329        7.5835          7.5329
317         5.5263        5.5769        7.5263        7.5769          7.5263
318         5.5204        5.5713        7.5204        7.5713          7.5204
319         5.5150        5.5667        7.5150        7.5667          7.5150
320         5.5093        5.5610        7.5093        7.5610          7.5093
321         5.5042        5.5548        7.5042        7.5548          7.5042
322         5.4977        5.5500        7.4977        7.5500          7.4977
323         5.4932        5.5452        7.4932        7.5452          7.4932
324         5.4891        5.5412        7.4891        7.5412          7.4891
325         5.4836        5.5367        7.4836        7.5367          7.4836
326         5.4785        5.5323        7.4785        7.5323          7.4785
327         5.4763        5.5298        7.4763        7.5298          7.4763
328         5.4701        5.5251        7.4701        7.5251          7.4701
329         5.4676        5.5226        7.4676        7.5226          7.4676
330         5.4642        5.5189        7.4642        7.5189          7.4642
331         5.4594        5.5152        7.4594        7.5152          7.4594
332         5.4569        5.5132        7.4569        7.5132          7.4569
333         5.4537        5.5097        7.4537        7.5097          7.4537
334         5.4504        5.5071        7.4504        7.5071          7.4504
335         5.4477        5.5048        7.4477        7.5048          7.4477
336         5.4455        5.5038        7.4455        7.5038          7.4455
337         5.4431        5.5007        7.4431        7.5007          7.4431
338         5.4401        5.4989        7.4401        7.4989          7.4401
339         5.4390        5.4986        7.4390        7.4986          7.4390
340         5.4367        5.4964        7.4367        7.4964          7.4367
341         5.4363        5.4957        7.4363        7.4957          7.4363
342         5.4328        5.4938        7.4328        7.4938          7.4328
343         5.4328        5.4939        7.4328        7.4939          7.4328
344         5.4322        5.4941        7.4322        7.4941          7.4322
345         5.4301        5.4921        7.4301        7.4921          7.4301
346         5.4302        5.4919        7.4302        7.4919          7.4302
347         5.4297        5.4914        7.4297        7.4914          7.4297
348         5.4290        5.4920        7.4290        7.4920          7.4290
349         5.4302        5.4920        7.4302        7.4920          7.4302
350         5.4282        5.4918        7.4282        7.4918          7.4282
351         5.4289        5.4938        7.4289        7.4938          7.4289
352         5.4298        5.4951        7.4298        7.4951          7.4298
353         5.4312        5.4976        7.4312        7.4976          7.4312
354         5.4309        5.4972        7.4309        7.4972          7.4309
355         5.4327        5.4996        7.4327        7.4996          7.4327
356         5.4339        5.5015        7.4339        7.5015          7.4339
357         5.4349        5.5014        7.4349        7.5014          7.4349
358         5.4378        5.5022        7.4378        7.5022          7.4378
359         5.4376        5.5014        7.4376        7.5014          7.4376
360         5.4407        5.5025        7.4407        7.5025          7.4407
361         5.4419        5.5015        7.4419        7.5015          7.4419

1     Please use the following prepay ramps for their matching prepay penalty
2     Use deal pricing speeds for non-prepay penalties
3     LOANS LIQUIDATED 6 MONTHS AFTER DEFAULT (LAG)
4     DELINQUINCY TRIGGERS ARE HIT
5     BOND IS NOT CALLED

6     CDR CURVE AS FOLLOWS

MONTH   % DEFAULT
0-6          0     <=not including first month shown, ie 6-12 is really 7 to 12.
6-12         2
12-24        3
24-36        5
36-48        7
48-60        5
60+          3

7     SEVERITY WITH MI 35
                 NO MI 50

INTEREST RATE SCENARIO

1     FORWARD LIBOR
2     FORWARD LIBOR FOR 5 MONTHS THEN FORWARD LIBOR INCREASES 200BP
3     FORWARD LIBOR +200

DEFALUT SCENARIOS

A     100% OF CDR RAMP
B     150% OF CDR RAMP
C     75% OF CDR RAMP

PREPAY SCENARIOS

I     100% PREPAY CURVES
II    125% OF PREPAY CURVES
III   75% OF PREPAY CURVES

HBK Run

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lage
To Maturity
Collateral losses shown to Maturity
Price of 93.8750

                                                                  % of CDR Curve
% of Prepay Curve                      ---------------------------------------------------------------------
      (CPR)                                     75                     100                     150
-----------------   ----------------   ---------------------   ---------------------   ---------------------
               75   Yield                            11.9584                  11.608                  5.2421
                    DM                                 533.9                   497.4                  -135.7
                    WAL                                12.14                   11.75                   12.67
                    Mod Durn                            6.84                    6.98                    7.85
                    Principal Window           04/15 - 03/17           12/14 - 10/16           12/20 - 10/33
                    Collateral Loss    30,755,098.76 (3.96%)   39,857,208.79 (5.13%)   56,588,913.11 (7.28%)

              100   Yield                            11.9744                 10.3485                  7.5673
                    DM                                 562.8                   406.5                   100.7
                    WAL                                 8.92                    9.03                   12.14
                    Mod Durn                            5.96                    6.02                    7.42
                    Principal Window           04/12 - 10/13           05/12 - 11/13           11/14 - 10/33
                    Collateral Loss    20,803,296.16 (2.68%)   27,146,296.15 (3.49%)   39,050,137.16 (5.02%)

              125   Yield                            10.5043                  9.6638                  9.1725
                    DM                                 457.4                   369.8                   293.5
                    WAL                                 6.77                    7.08                     8.8
                    Mod Durn                            5.02                    5.23                     6.1
                    Principal Window           04/10 - 06/11           07/10 - 11/11           05/11 - 03/15
                    Collateral Loss    14,300,730.69 (1.84%)   18,757,000.74 (2.41%)   27,250,104.10 (3.50%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

HBK Run

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lage
To Maturity
Collateral losses shown to Maturity
Price of 93.8750

                                                                  % of CDR Curve
% of Prepay Curve                      ---------------------------------------------------------------------
      (CPR)                                     75                     100                     150
-----------------   ----------------   ---------------------   ---------------------   ---------------------
               75   Yield                            12.0844                 11.7316                  5.3537
                    DM                                 534.7                   498.1                  -134.9
                    WAL                                12.14                   11.75                   12.67
                    Mod Durn                            6.76                    6.89                    7.74
                    Principal Window           04/15 - 03/17           12/14 - 10/16           12/20 - 10/33
                    Collateral Loss    30,755,098.76 (3.96%)   39,857,208.79 (5.13%)   56,588,913.11 (7.28%)

              100   Yield                             12.119                 10.4921                  7.6847
                    DM                                 563.6                   407.4                   101.5
                    WAL                                 8.92                    9.03                   12.14
                    Mod Durn                            5.89                    5.95                    7.33
                    Principal Window           04/12 - 10/13           05/12 - 11/13           11/14 - 10/33
                    Collateral Loss    20,803,296.16 (2.68%)   27,146,296.15 (3.49%)   39,050,137.16 (5.02%)

              125   Yield                            10.6765                  9.8292                  9.3147
                    DM                                 458.4                   370.8                   294.4
                    WAL                                 6.77                    7.08                     8.8
                    Mod Durn                            4.96                    5.18                    6.03
                    Principal Window           04/10 - 06/11           07/10 - 11/11           05/11 - 03/15
                    Collateral Loss    14,300,730.69 (1.84%)   18,757,000.74 (2.41%)   27,250,104.10 (3.50%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

HBK Run

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lage
To Maturity
Collateral losses shown to Maturity
Price of 93.8750

                                                                  % of CDR Curve
% of Prepay Curve                      ---------------------------------------------------------------------
      (CPR)                                     75                     100                     150
-----------------   ----------------   ---------------------   ---------------------   ---------------------
               75   Yield                            10.0501                 10.0424                  9.4169
                    DM                                 530.7                   533.1                   466.6
                    WAL                                12.12                   11.73                   12.37
                    Mod Durn                            7.49                    7.36                    7.64
                    Principal Window           04/15 - 03/17           12/14 - 10/16           05/15 - 09/17
                    Collateral Loss    30,713,091.83 (3.95%)   39,805,070.42 (5.12%)   56,521,020.39 (7.27%)

              100   Yield                             9.9996                 10.0063                  9.0044
                    DM                                 558.8                   560.3                     455
                    WAL                                 8.91                    8.67                    9.42
                    Mod Durn                            6.22                     6.2                    6.52
                    Principal Window           04/12 - 10/13           01/12 - 07/13           07/12 - 07/14
                    Collateral Loss    20,788,370.91 (2.67%)   27,127,531.66 (3.49%)   39,025,094.45 (5.02%)

              125   Yield                              9.965                    9.27                  8.8836
                    DM                                 588.1                   521.7                   478.8
                    WAL                                 6.74                    6.68                    6.99
                    Mod Durn                            5.18                    5.19                    5.36
                    Principal Window           03/10 - 06/11           03/10 - 05/11           05/10 - 11/11
                    Collateral Loss    14,296,351.41 (1.84%)   18,751,446.78 (2.41%)   27,242,565.93 (3.50%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.